                                                                   Exibit 99.3

                          ASSET PURCHASE AGREEMENT

       THIS AGREEMENT, made and entered into as of 9/6/00, by and among Renaissance Entertainment Corporation, a Colorado corporation (hereinafter referred to as "Seller"), and Marta and Jim Selway, dba Willows Fare L.L.C. residents of the State of California (hereinafter referred to as "Buyer");

                          W I T N E S S E T H :

      WHEREAS, Seller owns and operates the Bristol Renaissance Faire in Kenosha, Wisconsin (the "Faire"); and

      WHEREAS, Seller owns and operates an number of food and beverage concessions at the Faire; and

      WHEREAS, Seller desires to sell and Buyer desires to purchase certain assets of Seller used in connection with certain of these food concessions.

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto do hereby agree as follows:

      1. SALE AND PURCHASE OF ASSETS. On the terms and subject to the conditions contained herein, Seller agrees to sell, convey, transfer, and assign to Buyer, on the Closing Date (as hereinafter defined), and Buyer agrees to purchase from Seller, the assets described in a. below in return for the consideration herein provided:

          a.  ASSETS

              (i)    All kitchen equipment listed on EXHIBIT A.

              (ii)   All Signage listed on EXHIBIT B.

              (iii) The right to use the concessions buildings listed on EXHIBIT C (the "Concessions"), provided that buyer and Seller are parties to a current concessionaire agreement.

      2. PURCHASE PRICE. Subject to the terms and conditions of this Agreement, Buyer shall purchase the assets specified in Paragraph 1 of this Agreement, and, in full consideration for such assets and as the agreed purchase price therefor, Buyer shall pay to Seller $300,000.00.

      3. PAYMENT OF PURCHASE PRICE AND CLOSING. The purchase price to be paid by Buyer to Seller for the assets specified in this Agreement, shall be paid as follows:

          a.  PURCHASE PRICE.  The purchase price shall be paid at closing

          b.  CLOSING.

              The closing of the sale and purchase contemplated hereby shall take place at such place and date as mutually agreed upon by Buyer and Seller to close (such date is herein called the "Closing Date"). At the closing, the following shall occur:

              (i)  Seller shall deliver to Buyer:

                   (A) A bill of sale and other good and sufficient Instruments of transfer and conveyance as shall be effective to vest in Buyer marketable title to the assets to be sold and assigned to Buyer as provided in this Agreement;

              (ii) Buyer shall deliver to Seller:

                   (A) $150,000.00 by certified or cashier's check or wire transfer.

                   (B) Balance of $150,000.00 to be paid in accordance with
              Exhibit D.

      4. COVENANTS OF SELLER. Seller covenants and agrees to allow Buyer to sell Italian Ices at the Tuscany Tavern, a concession building owned by the Seller.

      5. COVENANTS OF BUYER. Buyer covenants and agrees to allow Seller, at no cost to Seller, to use space in the Queens Kitchen and the Black Swan Kitchen to dispense beverages.

      6. CONCESSIONAIRE AGREEMENT. Buyer may operate the concessions listed on Exhibit C only pursuant to a current Concessionaire Agreement. If Buyer chooses not to return to the Faire for a season or is not invited back to the Faire, Buyer shall have the right to assign interest in the concessions as provided in the most recent form of Concessionaire Agreement.

      7. INDEMNIFICATION BY BUYER. Buyer shall indemnify and hold harmless Seller against and In respect of:

          a. Any and all liabilities and obligations of and claims arising out of operation by Buyer of the Concessions;

          b. Any and all loss, damage, or deficiency resulting from any misrepresentation, breach of warranty or non-fulfillment of any agreement on the part of Buyer under this Agreement; and

          c. Any and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses and reasonable attorneys fees incident to any of the foregoing.

      Buyer shall reimburse Seller, on demand, for any payment made by Seller at any time after the Closing Date, in respect of any liability, obligation, or claim to which the foregoing indemnity by Buyer relates.

      8. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors, and assigns, but shall not be assignable in whole or in part by Buyer without the written consent of Seller.

      9. NOTICES. Any notice or other communication provided for herein or given hereunder to a party hereto shall be in writing and shall be delivered in person to such party or mailed by first class mail, postage prepaid, addressed as follows:

          If to Seller:   Renaissance Entertainment Corporation
                          ATTN:  J. Stanley Gilbert
                          275 Century Circle, Suite 102
                          Louisville, CO 80027

          If to Buyer:    Marta and Jim Selway, dba Willows Fare, L.L.C.
                          235 North Murray Street
                          Suite C
                          Banning, CA 92220

or to such other address with respect to a party as such party shall notify the others in writing as above provided.

      10. GOVERNING LAW. All questions relating to the validity, construction, performance or enforcement of this Agreement shall be governed by the laws of the State of Colorado.

      IN WITNESS WHEREOF, the parties have duly executed this Agreement on the day and year first above written.

                                       SELLER:
                                       RENAISSANCE ENTERTAINMENT
                                       CORPORATION


                                       By /s/ J. Stanley Gilbert
                                         -------------------------------------
                                         J. Stanley Gilbert
                                         President and Chief Operating Officer

                                       BUYER:
                                       By /s/ Jim Selway
                                         --------------------------
                                            Jim Selway

                                       By /s/ Marta Selway
                                         --------------------------
                                            Marta Selway

                                                                       EXHIBIT A
                                                                        Sheet 1

BRISTOL RENAISSANCE FAIRE--1998 KITCHEN EQUIPMENT

-----------------------------------------------------------------------------------------------------------------------------------
ITEM                                             PURCHASED  VALUE       LOCATION           REPLACEMENT COST  RK TOTAL REPLACEMENT
-----------------------------------------------------------------------------------------------------------------------------------
1 Blodgel Oven                                      1983    $ 1,000.00  Royal Kitchen      $ 4,000.00           COST  $88,265.00
-----------------------------------------------------------------------------------------------------------------------------------
1 South Bend Oven                                   1990    $ 1,000.00      RK             $ 4,000.00
-----------------------------------------------------------------------------------------------------------------------------------
1 Pizza Table                                       1983    $   450.00      RK             $   650.00
-----------------------------------------------------------------------------------------------------------------------------------
1 5 ft Heat Lamp                                    1990    $   200.00      RK             $   350.00
-----------------------------------------------------------------------------------------------------------------------------------
1 3 hole Steam Table                                1990    $   300.00      RK             $   450.00
-----------------------------------------------------------------------------------------------------------------------------------
1 South Bend 4 burner range with oven               1983    $   400.00      RK             $ 1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
1 10 ft Stainless Steel work table                  1983    $   400.00      RK             $   400.00
-----------------------------------------------------------------------------------------------------------------------------------
2 8 ft Stainless Steel work tables 300 @            1988    $   600.00      RK                 300 @
-----------------------------------------------------------------------------------------------------------------------------------
1 16 ft Heavy Duty Stainless Table                  1984    $ 1,000.00      RK             $ 1,200.00
-----------------------------------------------------------------------------------------------------------------------------------
1 12 ft Heavy Duty Stainless Table                  1983    $   800.00      RK             $   900.00
-----------------------------------------------------------------------------------------------------------------------------------
1 New Salad Table                                   1999    $   800.00
-----------------------------------------------------------------------------------------------------------------------------------
1 3 hole Steam Table                                1993    $   450.00      RK             $   600.00
-----------------------------------------------------------------------------------------------------------------------------------
1 Fish Fryer                                        1990    $   600.00      RK rebuilt in  $ 2,300.00
-----------------------------------------------------------------------------------------------------------------------------------
6 New Fryers @ 800                                  1999                    RK             $ 1,100.00
-----------------------------------------------------------------------------------------------------------------------------------
1 Safe                                              1990    $    50.00      RK             $  125.00
-----------------------------------------------------------------------------------------------------------------------------------
4 sets Rolling Shelf Racks for storeroom            1983    $   600.00      RK             $   700.00
-----------------------------------------------------------------------------------------------------------------------------------
2 Walkin Coolers                                    1983    $ 7,000.00      RK               6,000 @
-----------------------------------------------------------------------------------------------------------------------------------
1 Walkin Freezer                                    1991    $ 4,000.00      RK             $ 6,000.00
-----------------------------------------------------------------------------------------------------------------------------------
1 16 ft Outside Turkey Cooker with Trailer          1990    $26,000.00      RK             $25,000.00
-----------------------------------------------------------------------------------------------------------------------------------
1 10 ft Master Built Icean Cream Dipping Freezer    1993    $ 2,000.00      RK             $ 4,000.00
-----------------------------------------------------------------------------------------------------------------------------------
8 Large Custom Built Food Signs                     1994        700 @       RK                 700 @
-----------------------------------------------------------------------------------------------------------------------------------
Misc. Small Wares -- pots, pans, scales,           1983-99  $ 1,000.00      RK             $ 3,500.00
-----------------------------------------------------------------------------------------------------------------------------------
        table inserts, knives, spoons,
-----------------------------------------------------------------------------------------------------------------------------------
        biotherms, thermometers, etc.
-----------------------------------------------------------------------------------------------------------------------------------
        1 4 hole Stainless Sink                     1983    $   600.00      RK             $ 1,200.00
-----------------------------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT A
                                                                        Sheet 2

BRISTOL RENAISSANCE FAIRE 1997 KITCHEN EQUIPMENT

-------------------------------------------------------------------------------------------------------------------
ITEM                                                 PURCHASED       VALUE       LOCATION        REPLACEMENT COST
-------------------------------------------------------------------------------------------------------------------
Wash Tub Sink                                           1993     $    70.00    Black Friars         $    100.00
-------------------------------------------------------------------------------------------------------------------
5 Oak Barrel Top Heads                                  1993     $   200.00    BF                   $    300.00
-------------------------------------------------------------------------------------------------------------------
Misc. Small Wares                                       1993     $   300.00    BF                   $    300.00
-------------------------------------------------------------------------------------------------------------------
3 Six Faucett Soda Machines                          on loan       2000 @      BF           2500 @
-------------------------------------------------------------------------------------------------------------------
16 Ft. Outside Turkey Cooker with Trailer               1994     $25,000.00    BF                   $ 25,000.00
-------------------------------------------------------------------------------------------------------------------
Refrigerator Trailer                                    1989     $ 5,000.00    BF                   $  7,000.00
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
9x20 Combination Cooler and Freezer                     1997     $11,000.00    Import Beer          $ 11,000.00
-------------------------------------------------------------------------------------------------------------------
Blodget oven                                            1994     $ 4,000.00    Import Beer          $  5,000.00
-------------------------------------------------------------------------------------------------------------------
Small Wares                               on going purchases     $   500.00    Import Beer          $    500.00
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
15x15 Walkin Cooler                                     1994     $ 7,500.00    Tuscany              $  7,500.00
-------------------------------------------------------------------------------------------------------------------
10 ft. Ice Cream Dipping Freezer                        1994     $ 2,500.00    Tuscany              $  4,000.00
-------------------------------------------------------------------------------------------------------------------
4 Ft. Ice Cream Dipping Freezer                         1990     $   500.00    Tuscany              $  2,000.00
-------------------------------------------------------------------------------------------------------------------
15x15 Walkin Freezer                                    1997     $ 7,500.00    Black Swan           $  7,500.00
-------------------------------------------------------------------------------------------------------------------
1 Blodget Oven                                          1994     $   750.00    Black Swan           $  1,500.00
-------------------------------------------------------------------------------------------------------------------
16 Ft. Turkey Cooker with Trailer                       1945     $25,000.00    Black Swan           $ 25,000.00
-------------------------------------------------------------------------------------------------------------------
4 hole compartment Slak                                 1992     $   600.00    Black Swan           $    650.00
-------------------------------------------------------------------------------------------------------------------
      TOTAL                                                                                         $ 97,350.00
-------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT B
                                    Sheet 3


------------------------------------------------------------------------------------
MAIN KITCHEN LARGE SIGNS                     Misc. Small Price and Descriptive Signs
------------------------------------------------------------------------------------
Chicken Wings and Fries                              10
------------------------------------------------------------------------------------
Ravioli and Sauces
------------------------------------------------------------------------------------
Greek Salads, Gyros and Chicken Salad Pitas
------------------------------------------------------------------------------------
Turkey Legs
------------------------------------------------------------------------------------
Ice Cream Cones
------------------------------------------------------------------------------------
Pizza Pies
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
BLACK SWAN BOOTH SIGN                        Misc. Small Price and Descriptive Signs
------------------------------------------------------------------------------------
Turkey Legs                                           3
------------------------------------------------------------------------------------
Chees Pizzas
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
ROAST BEEF BOOTH                             Misc. Small Price and Descriptive Signs
------------------------------------------------------------------------------------
Roast Beef, Onions Rings and Bite sized Shrimp        3
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
BRAT BOOTH                                   Misc. Small Price and Descriptive Signs
------------------------------------------------------------------------------------
Brats-Large Sign                                      1
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
TURKEY LOW BOOTH                             Misc. Small Price and Descriptive Signs
------------------------------------------------------------------------------------
Turkey Legs                                           2
------------------------------------------------------------------------------------
B-B-Q Pork Sandwiches
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
ITALIAN ICES-LARGE SIGN
------------------------------------------------------------------------------------


                                    EXHIBIT C

                                   Concessions


Royal Kitchen
Roast Beef Shop
Brat Shop
Turkey Leg Shop
Black Swan Kitchen, except for the space used by "B&B on a Stick", the southern most area, 16' deep x 19' wide.

                                   EXHIBIT D

                                PROMISSORY NOTE

BORROWER:  MARTA AND JIM SELWAY
           DBA WILLOWS FARE L.L.C.
           235 NORTH MURRAY STREET
           SUITE C
           BANNING, CA  92220

LENDER:    RENAISSANCE ENTERTAINMENT CORPORATION
           275 CENTURY CIRCLE
           SUITE 102
           LOUISVILLE, CO 80027

PRINCIPAL AMOUNT:  $150,000.00        INTEREST RATE: 10%           DATE:  4/6/00

PROMISE TO PAY: Marta and Jim Selway, DBA Willows Fare (Borrower), promises to pay to Renaissance Entertainment Corporation (Lender), or order, in lawful money of the United States of America, the principal amount of One Hundred Fifty Thousand and 00/100 Dollars ($150,000.00) together with interest of 10% compounded monthly on the unpaid principal balance from date of signing until paid in full.

PAYMENT: Borrower will pay this loan in accordance with the attached amortization schedule. Borrower's first payment is due 8/1/00 and all subsequent payments are due on the same day of each month thereafter. Borrowers final payment will be due on 10/31/00 and will be for all principal, accrued interest and all other applicable fees, costs and charges, if any, not yet paid. Payments include principal and interest. Interest on this note is compounded monthly. Borrower will pay Lender at Lender's address shown above or at such other place Lender may designate in writing.

PREPAYMENT: Borrower may pay without penalty all or a portion of the amount owed earlier than is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result in Borrower making fewer payments.

LATE CHARGE: If payment is fifteen (15) days or more late, Borrower will be charged 5% of the regularly scheduled payment.

DEFAULT: Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to the Note or in any other agreement of loan Borrower has with

Lender. (c) Any representatives or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by borrower or against Borrower under any bankruptcy or insolvency laws. (e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (f) Any of the events described in this default section occurs with respect to any guarantor of the Note. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired. (h) Lender in good faith deems itself insecure.

LENDER'S RIGHTS: Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest, together with all other applicable fees, costs and charges, if any, immediately due and payable, without notice, and then Borrower will pay that amount. Furthermore, subject to any limits under applicable law, upon default, Borrower also agrees to pay Lender's attorneys' fees, and all of Lender's other collection expenses, whether or not there is a lawsuit and including without limitation legal expenses for bankruptcy proceedings. This Note shall be governed by, construed and enforced in accordance with the laws of the state of Colorado.

GENERAL PROVISIONS: Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

X   /s/ Jim Selway
  -------------------------------


X  /s/ Marta Selway
  -------------------------------

                                                            03/30/2000  Page 1
------------------------------------------------------------------------------
Selway Food Concessions-Bristol Renaissance Faire
------------------------------------------------------------------------------

Compound Period........:  Monthly

Nominal Annual Rate....:    10.000   %
Effective Annual Rate..:    10.471   %
Periodic Rate..........:     0.8333  %
Daily Rate.............:     0.02740 %

CASH FLOW DATA

----------------------------------------------------------------------------------
    Event          Start Date         Amount       Number     Period     End Date
----------------------------------------------------------------------------------
1  Loan            04/06/2000       300,000.00          1
2  Payment         04/06/2000       150,000.00          1
3  Payment         08/01/2000         4,834.63          1
4  Payment         09/01/2000         2,490.18         38     Monthly   10/01/2003
5  Payment         10/31/2003        95,604.50          1

AMORTIZATION SCHEDULE - Normal Amortization

    Date           Payment       Interest           Principal      Balance
----------------------------------------------------------------------------------
Loan 04/06/2000                                                     300,000.00
   1 04/06/2000    150,000.00          0.00          150,000.00     150,000.00
   2 08/01/2000      4,834.63      4,834.63                0.00     150,000.00
   3 09/01/2000      2,490.18      1,250.00            1,240.18     148,759.82
   4 10/01/2000      2,490.18      1,239.67            1,250.51     147,509.31
   5 11/01/2000      2,490.18      1,218.74            1,271.44     144,976.93
   6 12/01/2000      2,490.18      1,218.74            1,271.44     144,976.93
2000 Totals        164,795.35      9,772.28          155,023.07

   7 01/01/2001      2,490.18      1,208.14            1,282.04     143,694.89
   8 02/01/2001      2,490.18      1,197.46            1,292.72     142,402.17
   9 03/01/2001      2,490.18      1,186,68            1,303.50     141,098.67
  10 04/01/2001      2,490.18      1,175.82            1,314.36     139,784.31
  11 05/01/2001      2,490.18      1,164.87            1,325.31     138,459.00
  12 06/01/2001      2,490.18      1,153.83            1,336.35     137,122.65
  13 07/01/2001      2,490.18      1,142.69            1,347.49     135,775.16
  14 08/01/2001      2,490.18      1,131.46            1,358.72     134,416.44
  15 09/01/2001      2,490.18      1,120.14            1,370.04     133,046.40
  16 10/01/2001      2,490.18      1,108.72            1,381.46     131,664.94
  17 11/01/2001      2,490.18      1,097.21            1,392.97     130,271.97
  18 12/01/2001      2,490.18      1,085.60            1,404.58     128,867.39
2001 Totals         29,882.16     13,772.62           16,109.54

  19 01/01/2002      2,490.18      1,073.89            1,416.29     127,451.10
  20 02/01/2002      2,490.18      1,062.09            1,428.09     126,023.01
  21 03/01/2002      2,490.18      1,050.19            1,439.99     124,583.02
  22 04/01/2002      2,490.18      1,038.19            1,451.99     123,131.03
  23 05/01/2002      2,490.18      1,026.09            1,464.09     121,666.94
  24 06/01/2002      2,490.18      1,013.89            1,476.29     120,190.65


                                                            03/30/2000  Page 2
------------------------------------------------------------------------------
Selway Food Concessions-Bristol Renaissance Faire
------------------------------------------------------------------------------
------------------------------------------------------------------------------
    Date           Payment       Interest           Principal      Balance
------------------------------------------------------------------------------
  25  07/01/2002     2,490.18      1,001.59            1,488.59     118,702.06
  26  08/01/2002     2,490.18        989.18            1,501.00     117,201.06
  27  09/01/2002     2,490.18        976.68            1,513.50     115,687.56
  28  10/01/2002     2,490.18        964.06            1,526.12     114,161.44
  29  11/01/2002     2,490.18        951.35            1,538.83     112,622.61
  30  12/01/2002     2,490.18        938.52            1,551.66     111,070.95
2002  Totals        29,882.16     12,085.72           17,796.44

  31  01/01/2003     2,490.18        925.59            1,564.59     109,506.36
  32  02/01/2003     2,490.18        912.55            1,577.63     107,928.73
  33  03/01/2003     2,490.18        899.41            1,590.77     106,337.96
  34  04/01/2003     2,490.18        886.15            1,604.03     104,733.93
  35  05/01/2003     2,490.18        872.78            1,617.40     103,116.53
  36  06/01/2003     2,490.18        859.30            1,630.88     101,485.65
  37  07/01/2003     2,490.18        845.71            1,644.47      99,841.18
  38  08/01/2003     2,490.18        832.01            1,658.17      98,183.01
  39  09/01/2003     2,490.18        818.19            1,671.99      96,511.02
  40  10/01/2003     2,490.18        804.26            1,685.92      94,625.10
  41  10/31/2003    95,604.50        779.40           94,825.10           0.00
2003  Totals       120,506.30      9,435.35          111,070.95

Grand Totals       345,065.97     45,065.97          300,000.00

                          BRISTOL RENAISSANCE FAIRE

                            CONCESSION AGREEMENT

     AGREEMENT made this 6 day of April, 2000, by and between RENAISSANCE ENTERTAINMENT CORPORATION dba Bristol Renaissance Faire (BRF) and WILLOWS FARE L.L.C., CONCESSIONAIRE.

WITNESSETH:

     WHEREAS, CONCESSIONAIRE desires to participate in the Bristol Renaissance Faire, "the Faire Season", and

     WHEREAS, BRF has agreed to accept CONCESSIONAIRE as a food vendor for the Faire Season, and

     WHEREAS, CONCESSIONAIRE agrees to lease space from BRF to sell its products in conformance with this Agreement.

     NOW THEREFORE, the parties do agree as follows:

     1. FEES, INVENTORIES AND OVERRIDES. CONCESSIONAIRE shall pay to BRF the Product fee plus percentage override set forth on Schedule "A" attached to this Agreement; verify inventories for product control item by 12:00 Noon on Tuesday of each week; submit a report of gross sales of their products by 12:00 Noon on Monday of each week; and pay the gross sales percentage override due BRF for the Faire Season within five (5) days from the last day of the Faire.

     2. PRE-APPROVALS. Thirty (30) days prior to the Faire Season, CONCESSIONAIRE shall furnish to BRF and request approval of a sample of their products and their sales receipts, of their preparation techniques and of the cost of their products to the public.

     3. SALES TAX. CONCESSIONAIRE SHALL HOLD AND DISPLAY A VALID Wisconsin Sellers Permit in accordance with Wisconsin law prior to being open for business.

     4. REPRESENTATION BY CONCESSIONAIRE. BRF retains the right to cancel this Agreement (subject to provisions in paragraph 14(b)), if BRF determines, in its sole discretion, that CONCESSIONAIRE has violated any of the Rules or Regulations of BRF or that CONCESSIONAIRE has made any misrepresentation to BRF or CONCESSIONAIRE has made any representation to BRF that is not true, including, but not limited to, not disclosing a product that

CONCESSIONAIRE presents for sale during the Faire Season. A copy of the BRF Rules and Regulations are attached to this Agreement.

     5. NO LIABILITY. BRF shall not be responsible for any losses suffered by CONCESSIONAIRE due to theft, vandalism, fire, storm or any other "acts of nature".

     6. CONSTRUCTION, CODE, ETC. CONCESSIONAIRE agrees to abide by all applicable building codes in the construction or improvement of their shop and to abide by all Wisconsin Department of agriculture, Trade and Consumer Protection Division or Health Department rules and regulations as the same may apply to the preparation and sales of their products(s). If for any reason the Wisconsin Department of Health or any other governing body or agency shall not allow CONCESSIONAIRE to open or remain open for business, this Agreement shall be null and void as of that date, and all fees paid to BRF shall be forfeited.

     7. PRODUCT SELECTION. BRF reserves the right to assign food products for any year following the current Faire year. If BRF chooses not to permit CONCESSIONAIRE to return the following Faire Season, BRF shall notify CONCESSIONAIRE of such decision by Certified Mail as soon as is practicable.

     8. SHOPS; REAL PROPERTY. The shop used or constructed by CONCESSIONAIRE shall be considered real property and the property of BRF. CONCESSIONAIRE shall have the right to occupy such shop during the term of this Agreement and any renewals by BRF, subject to the terms of this Agreement. All personal property of CONCESSIONAIRE shall remain the property of CONCESSIONAIRE, CONCESSIONAIRE shall retain all rights to upgrade and improve the shop, provided however, that plans for all improvements shall be subject to approval by BRF. If CONCESSIONAIRE chooses not to return to the Faire, or if the CONCESSIONAIRE is not invited back to the Faire, then CONCESSIONAIRE shall have the right to assign their interest in their shop to another vendor, provided however, that such vendor is approved by BRF. If CONCESSIONAIRE shall assign his interest in such shop to a third person approved by BRF, then CONCESSIONAIRE shall forfeit all prepaid fees paid BRF and render an accounting to BRF of all percentage fees and pay such fees prior to any such assignment. If at any time CONCESSIONAIRE has no paid in full all fees due BRF under the terms of this AGREEMENT, then CONCESSIONAIRE shall lose all rights to assign their interest in their shop to third persons.

     9. CONCESSIONAIRE EMPLOYEES. All CONCESSIONAIRE employees shall wear costumes in accordance with Faire policy. All employees shall be dressed in authentic costuming of the peasant class of the Renaissance period when visible to the public, and always subject to the approval of BRF.

     10. DISCLAIMER. CONCESSIONAIRE shall not use the Bristol Renaissance Faire address for billing purposes at any time. Billing for services, products and fees shall be directed to CONCESSIONAIRE'S business or personal address.

     11. CONCESSIONAIRE EMPLOYEES. All CONCESSIONAIRE employees under the age of 18 years shall have valid work permits on file with the Wisconsin Department of Industry, Labor and Human Relations. CONCESSIONAIRES and their employees shall comply with all applicable state and federal laws, including Federal and State Child Labor Laws.

     12. ENVIRONMENT. BRF has made a firm commitment to the ecological balance and its preservation. CONCESSIONAIRE shall not operate their shop in a way that contributes to the deterioration of the grounds, i.e. improper disposal of grease, garbage, paper, canned and bottled goods, etc. CONCESSIONAIRE shall fully cooperate with BRF's recycling program. CONCESSIONAIRE shall be responsible for the collecting and disposing of all waste created in the preparation of their products. CONCESSIONAIRE shall separate bottles, cans and paper goods for proper recycling. Additional information regarding environmentally safe products and BRF policy will be distributed to CONCESSIONAIRE. CONCESSIONAIRE shall provide their own garbage dumpster for the duration of the Faire Season.

     13. PRICING DISPLAY. CONCESSIONAIRE shall display their prices for all food products in a highly visible and legible manner and consistent with faire Signing Policy.

     14. TERM/TERMINATION. (a) Subject to the provisions of subparagraph (b) and (c) below, this Agreement shall be effective as of the date hereof, and shall continue for a term of seven (7) years (the "Initial Term"). Following the Initial Term, this Agreement shall be renewed upon agreement by both parties unless at least ninety (90) days prior to the termination of the Initial Term either party shall have notified the other in writing of its decision not to renew this agreement.

          (b) If there is a material default in the performance of the terms and conditions of this agreement, and such default shall continue for a period of thirty (30) days after receipt by the defaulting party of written notice (setting forth in detail the nature of such default), then this agreement shall terminate as of the thirty-first (31st) day following the receipt of such written notice.

          (c) If there is a material default in the promissory note (Exhibit D), then this agreement shall become null and void.

     15. HOLD HARMLESS. CONCESSIONAIRE agrees to indemnify and hold BRF harmless from any and all liability, expenses, losses or damage, and to provide a defense or to reimburse any costs which BRF may incur if it provides its own defense (including, but not limited to, reasonable attorney's fees and costs) in connection with any demand, claims or legal action, threatened or actual, including any third party claims asserted against BRF which arise wholly or in part our of CONCESSIONAIRE'S participation with the Faire.

     16. LIABILITY INSURANCE. CONCESSIONAIRE agrees to carry product liability insurance, to name RENAISSANCE ENTERTAINMENT CORPORATION dba Bristol Renaissance Faire as a co-insured, and to provide evidence of such insurance prior to the Faire opening.

     17. GUARANTEES. The undersigned hereby personally guarantees all of the obligations of CONCESSIONAIRE under this Agreement.

DATED THE DAY AND YEAR ABOVE FIRST WRITTEN.

                                        RENAISSANCE ENTERTAINMENT CORPORATION

                                        dba Bristol Renaissance Faire




/s/ James Selway   Marta Selway   [ILLEGIBLE]   J. Stanley Gilbert
------------------------------------------------------------------------------
James and Marta Selway            Linda McFeters
Willow's Faire LLC                General Manager



------------------------------------------------------------------------------




235 North Murray Street, Suite C, Banning, Ca. 92220
------------------------------------------------------------------------------
Address and Phone Number

                                 SCHEDULE 'A'

                                FEE STRUCTURE*

A. Minimum deposit of $0 applied to fifteen percent (15%) of gross sales. Minimum deposit is two-thirds (2/3) of fifteen percent (15%) of previous years' gross sales.

B. Dumpster usage: (i) Black Swan Kitchen and Turkey shops are shared expenses at $250.00 each, total $500.00.

                    (ii) Main (Royal) Kitchen, Brat and Roast Beef booth shops require CONCESSIONAIRE to establish separate contract.

C. Holding Tank usage: (i) Black Swan Kitchen, Brat, and Turkey shops are shared expenses at $200.00 each, total $600.00.

                        (ii) Main (Royal) Kitchen requires CONCESSIONAIRE to establish separate contract.

D. Electric usage: Main (Royal) Kitchen, Black Swan Kitchen, Brat, Roast Beef and Turkey shops total $1,500.00.

E.  List products and retail prices which have been approved:

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

Please transmit your check in the amount of $0, made payable to the Bristol Renaissance Faire on or before March 31, 2000, together with a duly executed
copy of the Agreement to:     Steve Schultz
                              Bristol Renaissance Faire
                              12550 120th Avenue
                              Kenosha, WI 53412-7337

Upon acceptance by BRF, a copy of the counter-signed Agreement will be returned to you.

*SUBJECT TO CHANGE


Minimum deposit waived for 2000 only.  4/6/00

                        2000 BRISTOL RENAISSANCE FAIRE

                 GENERAL INFORMATION AND RULES AND REGULATIONS

1.  All shops shall be open RAIN OR SHINE AT 10:00 A.M. EACH FAIRE DAY.

2.  ABSOLUTELY NO PETS ARE ALLOWED ON THE SITE.

3. CONCESSIONAIRE shall not remove any trees, bushes or plants from the Faire site.

4. Living trees shall not be utilized in the construction or repair of shops. Use of nails, lag bolts, etc. in living trees is prohibited.

5. No one shall be allowed to drive onto the site if, in the management's opinion, it is too wet, or at any time between the hours of 9:30 A.M. and 7:30 P.M. on Faire dates. In the event of a product emergency, product shall be left in the security area.

6. Price fixing, overpricing or under-pricing will not be allowed. All pricing will be approved by BRF.

7. All prices for food will be openly and properly displayed for patrons in accordance with Faire policy.

8. CONCESSIONAIRE will be in violation of this Agreement if, in the opinion of BRF, it continually runs out of product before Faire closing hours.

9. All refuse within, near or around a CONCESSIONAIRE'S shop will be picked up and placed in CONCESSIONAIRE'S dumpster. Shop dumpsters will be in place by June 10, 2000.

10. Used oil, charcoal and equipment will be removed from the site on a daily basis and will not be placed in CONCESSIONAIRE'S dumpsters. CONCESSIONAIRE shall dispose of these items off site at an appropriate facility.

11. All CONCESSIONAIRE employees shall wear proper costumed attire in accordance with the Renaissance Period and speak the dialogue of the period. Anachronisms such as watches, sunglasses, tennis shoes, etc. will not be worn.

12. All shops will be maintained in good order and repair including fresh paint and any other maintenance needed to continually beautify and develop the Faire site. All building plans and paint pallets will be submitted to Linda McFeters, in detail for approval before painting or construction begins.

13. CONCESSIONAIRE shall provide to BRF the name of the person to contact for emergency purposes whose telephone number shall be securely attached to the back door of the shop by opening day.

14. The undersigned CONCESSIONAIRE hereby acknowledges receipt of a copy of these RULES and REGULATIONS this 6th day of April , 2000, and agrees to abide by the same.



/s/ James Selway   /s/ Marta Selway    /s/ J. S. Gilbert    J. Stanley Gilbert
-----------------------------------    ---------------------------------------
CONCESSIONAIRE                          Linda McFeters, General Manager